UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

Aduro Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37345	94-3348934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, 3C Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 848-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Aduro Biotech, Inc. (the “Company”) is furnishing the Investor Presentation, dated January 11, 2016, attached as Exhibit 99.1 to this Current Report on Form 8-K, which the Company may use from time to time in presentations to investors and other stakeholders.

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing, regardless of any general incorporation language in any such filing, unless Aduro expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

99.1	Investor Presentation of Aduro Biotech, Inc., dated January 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2016	ADURO BIOTECH, INC.

	By:	/s/ Jennifer Lew
Jennifer Lew
Senior Vice President of Finance

EXHIBIT INDEX

Exhibit	Description

99.1	Investor Presentation of Aduro Biotech, Inc., dated January 11, 2016.